Exhibit 32.1
Section 1350 Certification
(Chief Executive Officer and Chief Financial Officer)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Tandy Brands Accessories, Inc. (the “Company”) for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J.S.B. Jenkins and Mark J. Flaherty, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2006	/s/ J.S.B. Jenkins
J.S.B. Jenkins
Chief Executive Officer

/s/ Mark J. Flaherty
Mark J. Flaherty
Chief Financial Officer